Supplemental Detail for Certain Components of the Condensed Consolidated Balance Sheets - Schedule of Accounts Payable, Accrued Expenses and Other Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Accrued expenses	$ 2,035	$ 438
Accrued bonus	1,561	0
Prepaid rent	1,551	607
Accounts payable	916	1,165
Other liabilities	245	506
Accounts payable, accrued expenses and other liabilities	$ 6,308	$ 2,716